Exhibit 99.1

UPLAND SOFTWARE ANNOUNCES PRICING OF PUBLIC OFFERING OF COMMON STOCK

AUSTIN, Texas, June 7, 2017 — Upland Software, Inc. (Nasdaq: UPLD) (“Upland”), a leader in cloud-based Enterprise Work Management software, today announced the pricing of an underwritten public offering of 1,860,465 shares of its common stock at a price to the public of $21.50 per share.  The aggregate offering size, before deducting the underwriting discounts and commissions and other offering expenses, is expected to be approximately $40.0 million. The offering is expected to close on or about June 12, 2017, subject to customary closing conditions. In addition, the underwriters have been granted a 30-day option to purchase up to an additional 279,069 shares of its common stock at the public offering price, less the underwriting discounts and commissions.

Needham & Company and William Blair are acting as joint book running managers for the offering. Canaccord Genuity is acting as co-manager for the offering. The offering is subject to market and other conditions, and there can be no assurance that the offering will be completed.

A shelf registration statement relating to the shares of common stock offered in the public offering described above was filed, as amended, with the Securities and Exchange Commission (“SEC”) on May 22, 2017 and declared effective by the SEC on May 26, 2017.  The preliminary prospectus supplement, and the final prospectus supplement, when available, may be found on the SEC’s website at http://www.sec.gov. Copies of the preliminary prospectus supplement, the final prospectus supplement, when available, and accompanying base prospectus relating to this offering may be obtained from Needham & Company, LLC, 445 Park Avenue, New York, NY 10022, (800) 903-3268 or William Blair & Company, L.L.C., 222 West Adams Street, Attention: Prospectus Department, Chicago, IL 60606, (800) 621-0687.

This press release does not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any offer, solicitation or sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Upland Software, Inc.

Upland is a leading provider of cloud-based Enterprise Work Management software.  Our family of applications enables users to manage their projects, professional workforce, and IT investments; automate document-intensive business processes; and effectively engage with their customers, prospects, and community via the web and mobile technologies.  With more than 2,500 customers and over 250,000 users around the world, Upland solutions help customers run their operations smoothly, adapt to change quickly, and achieve better results every day.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the ‘‘Exchange Act’’). Any statements about our expectations, beliefs, plans, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases like ‘‘anticipate,’’ ‘‘estimate,’’ ‘‘plans,’’ ‘‘projects,’’

‘‘continuing,’’ ‘‘ongoing,’’ ‘‘target,’’ ‘‘expects,’’ ‘‘management believes,’’ ‘‘we believe,’’ ‘‘we intend,’’ ‘‘we may,’’ ‘‘we will,’’ ‘‘we should,’’ ‘‘we seek,’’ ‘‘we plan,’’ the negative of those terms, and similar words or phrases. We base these forward-looking statements on our expectations, assumptions, estimates and projections about our business and the industry in which we operate as of the date of this press release. These forward-looking statements are subject to a number of risks and uncertainties that cannot be predicted, quantified or controlled and that could cause actual results to differ materially from those set forth in, contemplated by, or underlying the forward-looking statements, including: the completion of the public offering, the satisfaction of customary closing conditions related to the public offering and the impact of general economic, industry or political conditions in the United States or internationally. These and other risks are described in greater detail under the caption “Risk Factors” included in Upland’s Annual Report on Form 10-K for the year ended December 31, 2016 filed with the SEC on March 30, 2017, under the caption “Risk Factors” included in the preliminary and final prospectus supplements filed in relation to the offering described above, and other filings Upland may make with the SEC in the future. Because the factors discussed in such filings could cause actual results or outcomes to differ materially from those expressed in any forward-looking statements made by us or on our behalf, you should not place undue reliance on any such forward-looking statements. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events, except as required by law. New factors emerge from time to time, and it is not possible for us to predict which will arise. In addition, we cannot assess the impact of each factor on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.